UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 2)
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REAL ESTATE ASSOCIATES LIMITED V
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REAL ESTATE ASSOCIATES LIMITED V
CONSENT SOLICITATION STATEMENT
FORWARD-LOOKING STATEMENTS
SUMMARY TERM SHEET OF THE SALE
RISK FACTORS — SALE
REASONS FOR THE SALE
MARKETING
ESTIMATED DISTRIBUTION OF SALE PROCEEDS
CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES
THE PROPERTY
THE BUYER
THE SALE
INTEREST OF CERTAIN PERSONS IN THE SALE
THE PROPOSED AMENDMENTS
THE PARTNERSHIP
THE CORPORATE GENERAL PARTNER’S RECOMMENDATION
SOLICITATION OF CONSENTS
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS
PRO FORMA FINANCIAL INFORMATION
WHERE YOU CAN FIND MORE INFORMATION
EXHIBIT A
EXHIBIT B
EXHIBIT C

REAL ESTATE ASSOCIATES LIMITED V
c/o The Altman Group, Inc.
1200 Wall Street
3rd Floor
Lyndhurst, New Jersey 07071
, 2010
Dear Limited Partner:
          Real Estate Associates Limited V, a California limited partnership (the “Partnership”) in which you have invested, owns a 99% limited partnership interest in Richland Senior Associates, a Washington limited partnership (the “Seller”), which is the owner of the apartment complex known as Three Rivers Retirement Apartments, located in Richland, Washington (the “Property”). On June 25, 2009, the Seller entered into an agreement with an unaffiliated third party, American Baptist Homes of the West, a California nonprofit public benefit corporation (the “Buyer”), to sell the Property to the Buyer (the “Sale”). The gross sales price for the Property is $1,800,000. The terms of the Sale are more fully described in the attached Consent Solicitation Statement.
          We are writing to you to recommend and seek your consent to the Sale. We are of the opinion that the Sale is in the best interests of the limited partners (the “Limited Partners”) for the following reasons:
•	The Sale terms were negotiated at arms length with the Buyer, who is an independent third party;
•	The Property was widely marketed and the offer from the Buyer was the highest offer received;
•	The Partnership has not made operating cash distributions to the partners during at least the past three years;
•	A continuing (or deepening) economic downturn, a possible increase in interest rates, and the Property’s underlying land lease restrictions may make it difficult to find a buyer at a comparable price in the future; and
•	Based on the location, age and other characteristics of the Property, the Seller does not anticipate material improvement in the financial condition of the Property in the foreseeable future.
          We are also writing to you to recommend and seek your consent to amendments (the “Amendments”) to the limited partnership agreement (the “Partnership Agreement”). We believe that these Amendments will facilitate the sale of the Partnership’s interests in the other local limited partnership in which the Partnership has invested (the “Project Interests”). We are seeking your consent to amend the Partnership Agreement to:

•	eliminate the requirement that the cash proceeds from the sale of the Project Interests must be at least as great as the tax liability to the Limited Partners resulting from such sale; and
•	modify the provision in the Partnership Agreement that requires Limited Partner approval for a sale of all or substantially all of the assets, so that the sale of the Project Interests do not require Limited Partner approval.
Your vote is important
          We recommend that you consent to the Sale and the Amendments. Please complete, sign, date and return the enclosed Consent Form in the enclosed pre-addressed, postage-paid envelope as soon as possible. If you have any questions or require any assistance, please contact our Solicitation Agent, The Altman Group, Inc., by mail at 1200 Wall Street, 3rd Floor, Lyndhurst, New Jersey 07071; by fax at (201) 460-0050, or by telephone at (800) 217-9608.
REAL ESTATE ASSOCIATES LIMITED V

REAL ESTATE ASSOCIATES LIMITED V
c/o The Altman Group, Inc.
1200 Wall Street
3rd Floor
Lyndhurst, New Jersey 07071
CONSENT SOLICITATION STATEMENT
, 2010
Dear Limited Partner:
          Real Estate Associates Limited V, a California limited partnership (the “Partnership”) in which you have invested, owns a 99% limited partnership interest in Richland Senior Associates, a Washington limited partnership (the “Seller”), which is the owner of the apartment complex known as Three Rivers Retirement Apartments, located in Richland, Washington (the “Property”). On June 25, 2009, the Seller entered into an agreement with an unaffiliated third party, American Baptist Homes of the West, a California nonprofit public benefit corporation (the “Buyer”), to sell the Property to the Buyer (the “Sale”). The gross sales price for the Property is $1,800,000.
          The general partners of the Partnership are National Partnership Investments Corp., a California corporation (the “Corporate General Partner”) and National Partnership Investments Associates II, a California limited partnership (“NAPIA II”). The Corporate General Partner and NAPIA II are collectively referred to herein as the “General Partners.” The business of the Partnership is conducted primarily by the Corporate General Partner.
          The Corporate General Partner is soliciting on behalf of the Partnership the consent of the Partnership’s limited partners (the “Limited Partners” and, together with the General Partners, the “Partners”) to the Sale.
          The Corporate General Partner is of the opinion that the Sale is in the best interests of the Partners for the following reasons:
•	The Sale terms were negotiated at arms length with the Buyer, who is an independent third party;
•	The Property was widely marketed and the offer from the Buyer was the highest offer received;
•	The Partnership has not made operating cash distributions to the Partners during at least the past three years;
•	A continuing (or deepening) economic downturn, a possible increase in interest rates, and the Property’s underlying land lease restrictions may make it difficult to find a buyer at a comparable price in the future; and

•	Based on the location, age and other characteristics of the Property, the Seller does not anticipate material improvement in the financial condition of the Property in the foreseeable future.
          By consenting to the Sale, Limited Partners also authorize the Corporate General Partner to agree, on behalf of the Partnership, to changes in the Sale terms (including a sale to a different unaffiliated purchaser) (an “Alternative Sale”) so long as the gross sale price for the Property is greater than or equal to 90% of the gross sale price currently offered by the Buyer (including assumed indebtedness).
          If the Property is not sold, the Seller will continue to operate the Property, and there can be no assurance that the Property will be operated profitably, that the Seller will make any future distributions to the Partnership, that the Partnership will make any future distributions to the Limited Partners, that if the Partnership makes any future distributions, Limited Partners will receive distributions equal to their tax liability on taxable income allocable to them, that the Property can be operated without substantial improvements, or that a sale of the Property on comparable or more favorable terms will be possible in the future.
          If the Property is sold, the Partnership will continue to hold an interest in a local limited partnership whose sole property is known as the Grandview Place Apartment Complex (the “Project Interests”). We do not believe that it is in the best interest of the Partnership to authorize the sale of Grandview Place Apartments at this point in time. The limited partnership agreement (the “Partnership Agreement”) currently prohibits the sale of the Project Interests and the winding up and dissolution of the Partnership without the consent the Limited Partners. In addition, the Partnership Agreement prohibits the sale of the Project Interests, if the cash proceeds received in connection with the sale would be less than the taxes owed by the Partners as a result of such sale.
          At this time, we do not know when the Grandview Place Apartment Complex will be marketed for sale or whether the cash proceeds to be received by the Partnership in connection with a future sale will be sufficient to satisfy the tax liabilities that will arise as a result of such sale. However, we believe that it is in the best interests of the Partnership to amend the Partnership Agreement to eliminate these prohibitions (the “Amendments”), in order to allow us to sell the Grandview Place Apartment Complex, and the Project Interests associated with the complex, and wind up the affairs of and dissolve the Partnership at a future point in time when a sale is warranted in our discretion. We believe that the Amendments will facilitate the sale of the Grandview Place Apartment Complex ,and the Project Interests associated with the complex, and eliminate the unnecessary cost and delay associated with preparing another consent solicitation at a later date requesting your approval to sell the last remaining property, and thereafter, dissolve the Partnership in accordance with the terms of the Partnership Agreement.
          This Consent Solicitation Statement, and the accompanying form of Consent of Limited Partner (the “Consent Form”), are first being mailed to Limited Partners of record as of      , 2010 (the “Record Date”) on or about      , 2010.

          THIS SOLICITATION OF CONSENTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON         , 2010 (THE “EXPIRATION DATE”).
          Pursuant to the Partnership Agreement, the written consent of Limited Partners owning in the aggregate more than 50% of the total outstanding limited partnership interests (the “Interests”) is required to approve the Sale and the Amendments. In accordance with the terms of the Partnership Agreement, the Partnership may treat a failure to respond to the proposal relating to the Amendments as the equivalent of concurrence with the Corporate General Partner’s recommendations. There were 7,765 Interests outstanding as of the Record Date. Affiliates of the Corporate General Partner, which own approximately 22.58% of the outstanding Interests, or 1,753.2 Interests, will consent to the Sale and the Amendments on the terms described in this Consent Solicitation Statement.
          The Corporate General Partner recommends that Limited Partners consent to the Sale and the Amendments by completing, dating and signing the enclosed Consent Form and returning it in the enclosed pre-addressed, postage-paid envelope as soon as possible.
THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
FORWARD-LOOKING STATEMENTS
          This Consent Solicitation Statement and the documents incorporated by reference contain certain forward-looking statements regarding the Partnership’s operations and business. Statements in this document that are not historical facts are “forward-looking statements.” These forward-looking statements include those relating to: the Partnership’s future business prospects and projected revenues, working capital, liquidity, capital needs, interest costs and income, timing of the Sale, Sale proceeds to be distributed to Limited Partners, applicable tax consequences, and the effects of the Amendments on the Partners.
          The words “estimate,” “project,” “intend,” “think,” “opine,” “expect” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are found at various places throughout this Consent Solicitation Statement. Wherever they occur in this Consent Solicitation Statement or in other statements attributable to the Partnership, forward-looking statements are necessarily estimates reflecting best judgments. These statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this Consent Solicitation

Statement and other factors set forth from time to time in the Partnership’s reports and other information provided or made available to Limited Partners. We caution you not to place undue reliance on these forward-looking statements, which speak only as of the date of this Consent Solicitation Statement. The Partnership and the Corporate General Partner disclaim any intent or obligation to update forward-looking statements, except as required by law
SUMMARY TERM SHEET OF THE SALE
          This summary highlights material information regarding the Sale but does not describe all of its details. We urge you to read this entire Consent Solicitation Statement, which describes the Sale in detail. We have also included in this summary references to the section of this Consent Solicitation Statement in which you may find a more complete discussion.
•	The Sale. On June 25, 2009 (the “Effective Date”), the Seller entered into a Purchase and Sale Agreement with the Buyer for the Property. The Purchase and Sale Agreement was amended by that certain Amendment No. 1 to Purchase and Sale Agreement, dated November 30, 2009 (“Amendment No. 1”) that certain Amendment No. 2 to Purchase and Sale Agreement, dated January, 2010 (“Amendment No. 2”) and that certain Amendment No. 3 to Purchase and Sale Agreement, dated March, 2010 (“Amendment No. 3”). The Purchase Agreement as amended and modified by Amendment No. 1, Amendment No. 2 and Amendment No. 3 is referred to as the “Purchase Agreement.” The purchase price is $1,800,000 (the “Purchase Price”). See “THE SALE.”
•	Distribution to Partners. We currently estimate that the Partnership will distribute approximately $335,000, or $43 per Interest, to Limited Partners following the Sale of the Property. We added the Partnership’s cash, cash equivalents and other assets to the Purchase Price and then deducted our estimate of the outstanding mortgage debt (including accrued interest), closing costs, accounts payable, accrued expenses and other related Partnership liabilities, and the amount of reserves that we expect to establish to cover contingencies that may occur related to the Partnership, estimated to be $185,030, to determine our estimate of Sale proceeds distributable to Limited Partners. This estimate is based on information currently available to the Corporate General Partner. Actual results may vary from this estimate. See “ESTIMATED DISTRIBUTION OF SALE PROCEEDS” and “CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES.”
•	Approval of the Sale. Pursuant to the terms of the Partnership Agreement, the written consent of Limited Partners owning in the aggregate more than 50% of the total outstanding Interests is required to approve the Sale. There were 7,765 Interests outstanding as of the Record Date. Affiliates of the Corporate General Partner, which own approximately 22.58% of the outstanding Interests, or 1,753.2 Interests, will consent to the Sale on the terms described in this Consent Solicitation Statement. See “SOLICITATION OF CONSENTS.”

•	Reasons for the Sale. The Corporate General Partner is of the opinion that the Sale is in the best interests of the Partners because:
o	The Sale terms were negotiated at arms length with the Buyer, who is an independent third party;
o	The Property was widely marketed and the offer from the Buyer was the highest offer received;
o	The Partnership has not made operating cash distributions to the Partners during at least the past three years;
o	A continuing (or deepening) economic downturn, a possible increase in interest rates, and the Property’s underlying land lease restrictions may make it difficult to find a buyer at a comparable price in the future; and
o	Based on the location, age and other characteristics of the Property, the Seller does not anticipate material improvement in the financial condition of the Property in the foreseeable future. See “REASONS FOR THE SALE.”
•	Disadvantages of the Sale. The Sale has the following disadvantages:
o	Property value could appreciate due to, among other factors, an improved economy, interest rate decreases, and the granting of tax benefits to holders of real estate like the Property. Following the Sale, the Partnership will not benefit from increases, if any, in the Property value.
See “RISK FACTORS — SALE.”
•	Appraisal Rights. Limited Partners are not entitled to dissenters’ appraisal rights under applicable law or the Partnership Agreement permitting them to seek a judicial determination of the value of their Interests in connection with the Sale. See “SOLICITATION OF CONSENTS – No Appraisal Rights.”
•	Tax Consequences of the Sale and Distribution of Sale Proceeds. The Sale will be a taxable transaction for United States federal income tax purposes and most likely for state and local income tax purposes as well. If the Property is sold, the Partnership will recognize a taxable gain. The gain recognized with respect to the Sale will be allocated to the Partners, including Limited Partners, in accordance with the Partnership Agreement. See “CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES.”

•	Corporate General Partner’s Recommendation. The Corporate General Partner recommends that Limited Partners consent to the Sale. See “the Corporate General Partner’s RECOMMENDATION.”
•	Risk Factors. The Sale involves certain risks, including the recognition of taxable income and the absence of an independent appraisal. See “RISK FACTORS — SALE.”
•	Expiration Date. This solicitation will expire at 5:00 P.M., New York City time, on , 2010 and a Limited Partner may tender its Consent Form until the solicitation expires. See “SOLICITATION OF CONSENTS – Expiration Date.”
•	How to Consent. To consent to the Sale, mark the appropriate box on the included Consent Form and deliver it to the Solicitation Agent by mail, overnight courier or facsimile as further described on the Consent Form. See “SOLICITATION OF CONSENTS – Solicitation.”
•	Revocation of Instructions. A Limited Partner may revoke the instructions set forth in its Consent Form by sending a new Consent Form with different instructions to the Solicitation Agent prior to the Expiration Date. See “SOLICITATION OF CONSENTS – Revocation of Instructions.”
•	Additional Information. For additional information about the Partnership, see “THE PARTNERSHIP.” Please contact our Solicitation Agent, The Altman Group, Inc., at (800) 217-9608 (toll-free), with any questions or comments you may have about the Sale.
RISK FACTORS — SALE
          The Sale has certain risks and disadvantages. You should carefully consider the following risks:
          Limited Partners Will Recognize Income Upon the Sale. If the Property is sold, the Partnership will recognize taxable income as a result of the Sale equal to the excess of the net cash received from the Seller over the Partnership’s adjusted basis in the Seller. This taxable income will be allocated to the Partners in accordance with the

Partnership Agreement. If the Sale closes, we currently estimate Limited Partners will recognize taxable income from disposition of the Property of approximately $144 per Interest as a result of the Sale. This estimate is based on information currently available to the Corporate General Partner. Actual results may vary from these estimates. See “CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES.”
          Each Partner’s Tax Liabilities from the Sale and the Distribution of Sale Proceeds May Exceed the Cash Proceeds Available for Distribution. Sale proceeds available for distribution to each Partner after repayment of the Partnership’s debts and the establishment of reserves may be less than the Partner’s resulting tax liability. Accordingly, Partners may be required to use funds from sources other than Partnership distributions to pay income tax attributable to the Sale and the distribution of Sale proceeds. See “CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES.”
          If the Currently Proposed Sale of the Property is Not Consummated, an Alternative Sale May Be Effected at a Lower Price. If the Sale is not consummated for any reason, the Corporate General Partner may effect an Alternative Sale, which may result in lower cash proceeds to the Partnership and lower or no distributions to the Limited Partners.
          The Value of the Property Could be Adversely Affected if the Sale does not Occur. The proposed Sale of the Property may not occur for a number of reasons, some of which are beyond the control of the Corporate General Partner. Consent of the Limited Partners is required under the terms of the Partnership Agreement to consummate the Sale. Failure of the Sale to occur could cause a perception in the market that the Property is worth less than the price in the Purchase Agreement with respect to the Property.
          Time Frame Regarding Sale of the Property. We considered whether or not to sell the Property after evaluating relevant factors, including prevailing economic conditions, availability of favorable financing and tax considerations, with a view to achieving maximum capital appreciation for the Partnership. At the current time, we believe that the Sale of the Property would be advantageous given market conditions, the condition of the Property and tax considerations. In particular, we considered the changes in the local rental market, the potential for appreciation in the value of the Property and the tax consequences to the Limited Partners relating to the Sale of the Property. However, we cannot predict or guarantee that now is the most advantageous time to sell the Property.
          Conflicts of Interest of Corporate General Partner. The Corporate General Partner has conflicts of interest with respect to the Sale as more fully described below.
     The Corporate General Partner and Its Affiliates Will Receive Funds in Repayment of Indebtedness. A portion of the Sale proceeds, after payment of certain transaction costs, will be used to repay Partnership indebtedness owed to the Corporate General Partner and its affiliates, including unpaid reimbursable expenses, currently estimated to be $5,185 as of December 31, 2009.
     The Sale May Mitigate the Corporate General Partner’s Liability for Partnership Liabilities. The Corporate General Partner generally is liable for all Partnership recourse debts and other liabilities. A sale of the Property reduces the Corporate General Partner’s liability for Partnership debt and liabilities that increase over time through the accrual of interest or otherwise and for liabilities and recourse debt that the Partnership may incur in the future.
     The Corporate General Partner Owes Duties to Certain Affiliates that May Come Into Conflict with the Duties that It Owes to the Partnership and the Limited Partners. Affiliates of Apartment Investment and Management Company (“AIMCO”) control the Corporate General Partner and own approximately 22.58% of the outstanding Interests of the Partnership. Although the Corporate General Partner owes fiduciary duties to the Limited Partners of the Partnership, it also owes fiduciary duties to AIMCO. As a result, Corporate General Partner’s duties to the Partnership and its Limited Partners may come into conflict with its duties to AIMCO.
     We Have Not Obtained any Recent Appraisals of the Property. In the absence of an appraisal, we could be mistaken in believing that the Purchase Price for the Property under the Purchase Agreement is a fair price. However, the Property was widely marketed and the offer from the Buyer was the highest offer received.
REASONS FOR THE SALE
          The Corporate General Partner is of the opinion that the Sale is in the best interests of the Partners. It came to this conclusion based on many factors, including the following:
          The Sale was Negotiated at Arms Length. The Sale terms were negotiated at arms length with the Buyer, which is an independent third party. The offer from the Buyer was at full asking price and was the highest offer we received.
          No Distributions to Partners. The Partnership has not made operating cash distributions to the Partners during at least the past three years.
          Market Conditions Could Worsen and Make It Difficult to Sell the Property in the Future. A continuing or deepening economic downturn or an increase in interest rates may make it difficult to find a buyer at a comparable price in the future. Furthermore, the Property is situated within a low population tertiary market located approximately 220 miles East of Seattle, Washington. The Property is under a 75 year land lease set to expire in 2057. The land lease agreement requires that the premises be used solely for rental of housing to the elderly.
          The Financial Condition of the Property Is Not Likely to Improve. Based on the location, age and other characteristics of the Property, the Seller does not anticipate material improvement in the financial condition of the Property in the foreseeable future. A sale of the Property under the proposed terms will allow the Partnership to monetize an aging asset and realize a return of capital from net proceeds.
MARKETING
          The local general partner of the Seller marketed the Property to potentially interested parties. In March, 2009, the local general partner of the Seller engaged Senior Living Investment Brokers, Inc. (the “Broker”), a real estate brokerage firm unaffiliated with the local general partner, to market the Property. The Broker marketed the Property to all known affordable property owners in Oregon and Washington. Efforts included approximately 200 phone inquires to prospective purchasers and forwarding of offer memorandums to a narrowed list of 30 interested groups. From April through May, 2009, the Broker received letters of intent and interest from both for-profit investors and non-profit organizations. Neither the local general partner nor any of its affiliates bid on the Property. The local general partner evaluated prospective purchasers and letters of intent in terms of aggregate consideration offered, feasibility of the transaction proposed, credibility of the prospective purchaser, and ability of the prospective purchaser to consummate the sale transaction. During such time, several interested for-profit investors were unable to secure financing due to the Property’s underlying land lease agreement. Other interested non-profit organizations claimed that the Property did not fit their purchase criteria upon further evaluation. After an exhaustive marketing effort, the Buyer was deemed to have best met the Seller’s aforementioned criteria and was distributed a form real estate purchase contract. From early June until late June, the local general partner negotiated the contract with the Buyer. On the Effective Date, the Seller entered into the Purchase Agreement with the Buyer. The Corporate General Partner was not informed that the Purchase Agreement was entered into until February 18, 2010. The closing date is scheduled for June 30, 2010. To date, the Partnership has not provided its consent to the Sale, which is required pursuant to the Partnership Agreement. Consent of the Partnership would require the affirmative consent of a majority of the Limited Partners.
ESTIMATED DISTRIBUTION OF SALE PROCEEDS
          If the Sale of the Property is completed, the Partnership will distribute the net Sale proceeds to partners. This table summarizes our current estimate of Sale proceeds to be distributed to Limited Partners, assuming the Sale was completed on December 31, 2009. These estimates are based on information currently available to the Corporate General Partner. Actual results may vary from these estimates.

Gross purchase price	$1,800,000
Plus: Partnership cash and cash equivalents	44,010
Less: Mortgage debt	(1,034,820)
Less: Partnership accounts payable, accrued expenses and other liabilities	(18,670	)(1)
Less: Estimated closing costs	(145,800)
Less: Seller legal reserve	(50,000)
Less: Partnership reserves	(185,030)
Less: Distribution to Seller’s investor other than the Partnership	(74,690)

TOTAL	$335,000

Net proceeds distributable to all Partners	$335,000
Percentage of proceeds distributable to Limited Partners	100%

Net proceeds distributable to Limited Partners	$335,000

Total number of Interests	7,765

Distributable net proceeds per Interest	$43	(2)

[1]	$5,185 of this amount is payable to the Corporate General Partner and/or affiliates.

[2]	Equates to $86 per limited partnership unit.
          Estimated Tax Consequences of the Sale. Limited Partners will recognize taxable income on the Sale. This table summarizes our estimate of the allocation to Limited Partners of items of taxable income on the Sale. These estimates are based on information currently available to the Corporate General Partner. Actual timing and results may vary from these estimates. Each Limited Partner should consult his or her tax advisor regarding the tax consequences to him or her. See “CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES – Tax Consequences if the Property is Sold.”
Unrecaptured Section 1250 gain per Interest $144
CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES
          The following summary of the United States federal income tax consequences of the Sale is based upon current United States federal tax law, which is subject to change, possibly with retroactive effect. This summary is only for general information and does not address all aspects of United States federal income taxation that may be relevant in the particular circumstances of each Limited Partner or to Limited Partners subject to special treatment (including, but not limited to, corporations, foreign persons, limited partners subject to the alternative minimum tax, and tax exempt organizations) under the Internal Revenue Code of 1986, as amended (the “Code”). In addition, this summary does not address any state, local, or other tax consequences. However, a Partner may be subject to income taxation by state, local, or other taxing authorities where the Property is located or where the Partner resides. In addition, the Partnership could be required to withhold state or other income taxes on allocations or distributions to the Partners. We urge Partners to consult their tax advisors as to the specific tax consequences to them of the Sale and the distribution of the Sale proceeds.

          Tax Consequences if the Property is Sold. If the Property is sold, the Partnership will recognize income as a result of its disposition. The amount of income recognized by the Partnership by reason of the sale of the Property will be equal to the excess of: (i) the cash received from the Seller over (ii) the Partnership’s adjusted basis in the Seller. This income will be allocated to the Partners, including Limited Partners, in accordance with the Partnership Agreement. We currently estimate you will be allocated taxable income of $144 per Interest (which equates to $288 per limited partnership unit) as a result of the Sale. This estimate is based on information currently available to the Corporate General Partner. Actual results may vary from this estimate.
          We expect that a portion of the income recognized by the Partnership on the Sale will be treated as “unrecaptured Section 1250 gain” based on special rules that apply to real property that has been depreciated. The remaining gain will be Section 1231(b) income. Unrecaptured section 1250 gain is long-term capital gain, but generally is taxed at a maximum rate of 25% in the case of individuals, trusts, and estates. This 25% rate on unrecaptured section 1250 gain is greater than the maximum 15% rate that applies to most other long-term capital gains of individuals, trusts and estates. We currently estimate the amount of unrecaptured section 1250 gain allocated to the Limited Partners to be $144 per Interest. This estimate is based on information currently available to the Corporate General Partner. Actual results may vary from this estimate.
          We currently do not expect that any of the income recognized by the Partnership on the Sale will be taxable at ordinary income rates. Ordinary income is generally taxed at a maximum 35% rate. Short-term capital gain, depreciation recapture, rent, interest, and cancellation of indebtedness, are all examples of income that would be taxable at ordinary income rates.
          Items of gain recognized by the Partnership and allocated to a Partner increase the basis of the Partner in its interest in the Partnership. However, distributions from the Partnership reduce the basis of the Partner in its interest in the Partnership, and, to the extent such distributions exceed a Partner’s adjusted basis in its interest in the Partnership, result in taxable income to the Partner. In addition, in connection with the Sale, each Partner will be deemed for tax purposes to receive a distribution from the Partnership equal to the amount of the Partner’s share of debt allocated to the Partner for tax purposes, which, like cash distributions, will result in a reduction in basis and/or taxable income.
          If a Partner has suspended tax losses, tax credits, or other items of tax benefit, it is possible that these items may reduce tax liability that arises with respect to the gain recognized as a result of the Sale. The determination of whether a Partner is entitled to use suspended tax losses, tax credits, or other items of tax benefit will depend upon each Partner’s individual circumstances. We urge Limited Partners to consult with their tax advisors in this regard.
          Sale proceeds available for distribution to the Partners, including Limited Partners, after repayment of the Partnership’s debts may be less than tax liability resulting from the gain recognized on the Sale, and any gain recognized on the distribution of Sale proceeds. Accordingly, Partners may be required to use funds from sources other than Partnership distributions to pay any tax liabilities that may arise because of the recognition of gain from the Sale or from the distribution of Sale proceeds.
          Tax Consequences if the Property is Not Sold. The Partnership will continue to bear the indirect operational costs of the Property if it is not sold. If a Partner has suspended tax losses, tax credits, or other items of tax benefit, these items may reduce any tax liability that arises with respect to any net income taxable to the Partner. The determination of whether a Partner is entitled to use suspended tax losses, tax credits, or other items of tax benefit, will depend upon each Partner’s individual circumstances.
          WE URGE EACH LIMITED PARTNER TO CONSULT HIS OR HER TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE SALE AND THE DISTRIBUTION OF SALE PROCEEDS, INCLUDING THE APPLICATION OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.
          IRS CIRCULAR 230 NOTICE. To ensure compliance with requirements imposed by the IRS, we inform you that any U.S. federal tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Code. The advice contained in this communication was written to support the promotion or marketing of the transaction or matter addressed by the advice. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.
THE PROPERTY
          General. The Property is a 40-unit rental apartment complex located in Richland, Washington.
          Capital Replacements. The Seller has an ongoing program of capital improvements, replacements, and renovations, including roof replacements, kitchen and bath renovations, balcony repairs, replacement of various building systems and other replacements and renovations in the ordinary course of business. All capital improvements are intended to be paid from operating cash flows, cash reserves, or from short-term or long-term borrowings.
          Occupancy. The following shows the average occupancy percentages for the Property at the periods indicated.

Percentage of Total Units
Occupied at December 31,
2009	2008	2007

100%	98%	99%

THE BUYER
          General. The Buyer is a California nonprofit public benefit corporation. The Buyer currently owns and operates 32 senior communities in four western states and has been in continued operations since 1949. The Buyer is not affiliated with the local general partner of the Seller, the Corporate General Partner or the Partnership. The Buyer informs us that its principal executive offices are located at 6120 Stoneridge Mall Road, Floor 3, Pleasanton, California 94588, telephone: (925) 924-7197.
          Past Contacts, Relationship and Negotiations. The Corporate General Partner and its affiliates have not previously conducted business with the Buyer or its affiliates.
THE SALE
          Summary of Purchase Agreement. A summary of the material terms of the Purchase Agreement is set forth below:
          Purchase Price and Deposit. The Purchase Price is $1,800,000, to be paid by the Buyer as follows:
•	The Buyer delivered to Pacific Northwest Title Company (the “Escrow Agent”) an initial deposit (the “Initial Deposit”) consisting of a $10,000 earnest money promissory note (the “Earnest Money Note”). The Earnest Money Note will be converted to cash upon satisfaction of the financing contingency. All earnest money deposits converted to cash will be non-refundable and applied to the Purchase Price at closing.
•	The balance of the purchase price must be paid to and received by the Escrow Agent on the day of closing.
          Escrow. The Escrow Agent will hold the Initial Deposit and deliver it to the party entitled to it under the Purchase Agreement.
          Contingencies. Buyer’s obligation to close the purchase of the Property was expressly contingent upon certain contingencies. As of the date of this Consent Solicitation Statement, HUD and groundlessor contingencies still remain outstanding. In addition, the Purchase Agreement contains a closing contingency related to the Corporate General Partner’s consent, which requires the written consent of Limited Partners owning in aggregate more than 50% of the Interests to approve the Sale.
          Indemnification. Seller must indemnify and hold Buyer harmless from any and all liabilities, claims, demands and expenses, of any kind or nature (except those items which by the Purchase Agreement specifically become the obligation of Buyer) related to the ownership, maintenance or operation of the Property prior to closing, including, without limitation, court costs and reasonable attorneys’ fees. Buyer must indemnify and hold Seller harmless from any and all liabilities, claims, demands and expenses, of any kind and nature (except those items which by the Purchase Agreement specifically remain the obligation of Seller) related to Buyer’s ownership, maintenance or operation of the Property after closing, including, without limitation, court costs and attorneys’ fees.
          Leases and Property Contracts. Seller may not enter into any other agreement affecting the Property or, modify, extend or otherwise change the terms of any agreement affecting the Property or its operation or otherwise permit any change in the status of title to the Property without Buyer’s prior written consent. So long as the Purchase Agreement is in effect, Seller may not permit any of its officers, directors, employees, agents and representatives directly or indirectly to solicit, initiate or encourage submission of any proposals or offers from any person or party with respect to any matters relating to the Purchase Agreement. In addition to the foregoing, Seller may not enter into a lease or rental agreement with any new tenant or, with respect to any existing tenant, re-lease any unit upon the expiration of such existing tenant’s lease without prior written approval of Buyer. Subject to the foregoing, Seller will enforce all agreements with third parties with respect to the Property, including, but not limited to management agreements, maintenance agreements and janitorial agreements (“Third Party Agreements”) in accordance with good business practices. All Third Party Agreements will be canceled by Seller upon closing without cost, penalty or expense to Buyer, unless otherwise specifically authorized by Buyer in writing.
          Closing Date. Closing will occur no later than sixty (60) days after Buyer’s satisfaction or waiver of all of the contingencies but in no event later than June 30, 2010 (the “Closing Date”); provided, Buyer has the right to extend closing for an additional thirty (30) days beyond the Closing Date by providing written notice to Seller on or before the Closing Date.
          Closing Costs. Buyer will pay one-half of Escrow Agent’s escrow fee, the premium for extended insurance and the costs of any survey or title policy endorsements, other than a mechanics and materialmen’s lien endorsement. Seller will pay the real estate excise tax for the sale of the Property, the recording fee for the statutory warranty deed, one-half of Escrow Agent’s escrow fee, the insurance premium for the title policy, and the cost of a mechanics and materialmen’s lien endorsement, if any. Any Escrow Agent cancellation charges will be paid either by the defaulting party or, if there is no defaulting party, by the party who terminates the Purchase Agreement. Seller will pay a portion of legal fees and costs incurred by Buyer, which shall total $5,000. All other expenses incurred by Seller or Buyer with respect to closing shall be borne and paid exclusively by the party incurring the same unless the parties hereto expressly agree in writing to the allocation of part or all of such expenses to one of the parties.
          Prorations. Real property taxes, surface water and other assessments and personal property taxes, water and other utilities and operating costs for the month of closing will be prorated as of closing, with all expenses, fees and sums owing or incurred for the Property for periods prior to closing paid by Seller, and all expenses, fees and sums owing for the Property for periods after closing paid by Buyer. All collected rents will be prorated as of the Closing Date. Uncollected rents for the month of closing will not be prorated.
          The Seller’s Representations. The Seller made customary representations and warranties. There is no maximum liability to Buyer for any misrepresentation or breach of warranty in any individual instance or in the aggregate.
          Buyer’s Representations. Buyer did not make any representations or warranties in the Purchase Agreement.
          General Operation of Property. The Seller must operate the Property in accordance with good business practice.
          Liens. Seller agrees to remove on or before Closing Date all mortgages, deeds of trust, liens, and other monetary encumbrances.
          Insurance. Seller agrees to maintain all insurance policies for the Property through the Closing Date.
          Seller’s Closing Conditions. Seller’s obligation to close is subject to the delivery by Buyer to Escrow Agent cash or wire transfer funds in an amount equal to the purchase price, plus Buyer’s share of closing costs and prorations, less the earnest money.
          Buyer’s Closing Conditions. Buyer’s obligation to close is subject to the delivery by Seller to Escrow Agent of the following: (i) an affidavit meeting the requirements of Code Section 1445 certifying that Seller is not a “foreign person”; (ii) a duly executed statutory warranty deed covering the Property; (iii) a duly executed warranty bill of sale covering the personal property; (iv) an assignment of all development rights, plans, licenses, warranties and operating agreements; (v) written evidence of the termination of all third party agreements; (vi) an assignment of all approved contracts; (vii) any other documents or monies required by Escrow Agent to close the transaction; and (viii) all keys to the improvements.
          Brokerage. If the Sale closes, the Seller will pay the Broker a commission according to the terms of a separate contract. Seller agrees to indemnify, defend and hold Buyer harmless from and against any and all claims and demands with respect to any fee or commission asserted by any other person or firm representing Seller in connection with the Purchase Agreement or the transactions contemplated therein.
          Buyer Default. If the Sale does not close due to a default by Buyer, then Seller will be entitled to recover under the Earnest Money Note (or, if the Earnest Money Note has been converted to cash, then Seller will be entitled to a disbursement of the earnest money) as Seller’s sole and exclusive remedy under the Purchase Agreement and in lieu of damages or specific performance.

          Seller Default. If the Sale does not close due to default by Seller, then the Earnest Money Note and/or earnest money will be immediately returned to Buyer, and Buyer will have all rights and remedies provided by law, including the remedy of specific performance.
          Fire and Other Casualty. If prior to Closing Date, the Property is damaged as a result of fire or other casualty, Buyer will have the option to either: (a) accept title to the Property without any abatement of the purchase price, in which case at Closing all of the insurance proceeds will be assigned by Seller to Buyer and any monies received by Seller in connection with such fire or casualty will be paid over to Buyer; or (b) terminate the Purchase Agreement, in which case the Earnest Money Note will be returned to Buyer and thereupon neither party will have any further liability to the other. During the term of the Purchase Agreement, Seller will not settle any fire or casualty or loss claims without obtaining Buyer’s prior written consent, which will not be unreasonably withheld.
          Condemnation. Condemnation refers to a taking by a public or governmental authority under power of eminent domain or a transfer in lieu thereof. Seller must immediately notify Buyer upon learning that a condemnation is pending or likely. Upon receipt of such notice, Buyer will have the longer of thirty (30) days or until the closing to determine whether Buyer wishes to (a) proceed to closing; or (b) terminate the Purchase Agreement and receive a full refund of all deposits and all interest thereon. If Buyer elects to proceed to closing, Seller will handle all pre-closing condemnation proceedings in accordance with Buyer’s directives and at Buyer’s expense, and any pre-closing condemnation proceeds will be applied to reduce the cash portion of the purchase price due at closing.
          1031 Exchange. If either Buyer or Seller intends for the sale transaction to be part of a Section 1031 like-kind exchange, then the other party agrees to cooperate in the completion of the like-kind exchange so long as the cooperating party incurs no additional liability in doing so, and so long as any expenses (including attorneys fees and costs) incurred by the cooperating party related only to the exchange are paid or reimbursed to the cooperating party at or prior, to closing.
          Accounting Treatment. The Partnership will account for the Sale of the Property as a sale for accounting purposes.
INTEREST OF CERTAIN PERSONS IN THE SALE
          The Corporate General Partner has conflicts of interest with respect to the Sale. A general partner generally is liable for all recourse debts and other liabilities of a partnership when the partnership’s assets are insufficient. A sale of the Property reduces the Corporate General Partner’s liability for existing and future Partnership debt and liabilities.

THE PROPOSED AMENDMENTS
          After the Sale of the Property closes, the Partnership will continue to hold interests in a local limited partnership whose sole property is known as the Grandview Place Apartment Complex. The Partnership Agreement currently prohibits the sale of the Project Interests and the winding up and dissolution of the Partnership without the consent of the holders of a majority of the Interests. In addition, the Partnership Agreement prohibits the sale of the Project Interests, if the cash proceeds received in connection with the sale would be less than the taxes owed by the Partners as a result of such sale. At this time, we do not know when Grandview Place Apartment Complex or the Partnership’s interests in the local limited partnership that owns the complex will be sold or whether the cash proceeds to be received by the Partnership in connection with a future sale will be sufficient to satisfy the tax liabilities that will arise as a result of such sale. Consent of the Limited Partners is being sought to amend the Partnership Agreement to eliminate these prohibitions, in order to allow us to sell the Grandview Place Apartment Complex, and the Project Interests associated with the complex, and wind up the affairs of and dissolve the Partnership at a future point in time when a sale is warranted in our discretion.
          The Amendments will permit the General Partners to sell the remaining Project Interests without Limited Partner approval. The General Partners have fiduciary duties to the Partnership and the Limited Partners. In addition, the directors of the Corporate General Partner have fiduciary duties to its stockholders. The Corporate General Partner is indirectly owned by AIMCO, and AIMCO Properties, L.P., the operating partnership through which AIMCO conducts its operations. The interests of the Limited Partners may conflict with those of AIMCO. AIMCO regularly reviews its portfolio to identify properties that do not meet its long-term investment criteria. As a REIT, AIMCO will not recognize any tax liability in the event of a sale of the Project Interests if AIMCO distributes its share of its earnings from the sale to its shareholders. In addition, AIMCO will benefit to the extent that the Corporate General Partner receives a disposition fee upon a sale. As a result, there may be a conflict between AIMCO’s objectives and the interests of the Limited Partners.
          In addition, the Amendments will permit the General Partners to sell the remaining Project Interests in a transaction that may result in tax liabilities to the Limited Partners in excess of the cash proceeds arising from such disposition. The Partnership Agreement currently prohibits the Partnership from selling Project Interests, if the cash proceeds from such sale would be less than the tax liability to the Limited Partners associated with such sale. The Amendments would eliminate this prohibition. Therefore, the General Partners could initiate or consent to a sale of the Project Interests in a taxable transaction that results in tax liabilities for the Limited Partners in excess of any cash proceeds received from the sale or distributed to the Limited Partners.
          We are not contemplating a specific transaction pursuant to which the Project Interests will be sold. Rather, we intend to facilitate liquidation of the Partnership’s interest in the last remaining property in which it has invested in the future when a sale is warranted. We believe that the proposed Amendments will improve our ability to sell the Project Interests more quickly and, as a result, may enable us to make distributions of net sales proceeds to the Limited Partners sooner (and, potentially, in greater amounts) than if the Amendments are not made. However, we cannot assure you that approval of the Amendments will result in larger or more rapid distributions to the Limited Partners. In addition, we believe that the proposed Amendments will eliminate the undue time and unnecessary cost and delay associated with preparing another consent solicitation at a later date requesting your approval to sell the remaining Project Interests, and thereafter, dissolve the Partnership in accordance with the terms of the Partnership Agreement.
               The Corporate General Partner recommends that Limited Partners consent to the Amendments. The Corporate General Partner is of the opinion that the Amendments are in the best interests of the Limited Partners.
               Attached hereto as Exhibit A is a copy of the proposed Amendments to the Partnership Agreement. In addition, attached hereto as Exhibit B is an opinion from Loeb & Loeb LLP, special counsel to the Partnership, as to the legality of the Amendments.
THE PARTNERSHIP
          General Information. The Partnership is a California limited partnership formed on May 7, 1982. Its primary business is to invest, directly or indirectly, in other limited partnerships which own or lease and operate federal, state and local government-assisted housing projects. The Partnership’s principal executive offices are located at 55 Beattie Place, P.O. Box 1089, Greenville, South Carolina 29602, telephone (864) 239-1000.
          Limited Partners. As of the Record Date, there were 7,765 Interests issued and outstanding owned by 1,155 Limited Partners of record.
          Set forth below are all persons and entities known by the Partnership to be the beneficial owner of more than 5% of any class of limited partner interest in the Partnership as of the Record Date.
          Class – Limited Partners

	Approximate	Approximate
Entity Name and Address	Number of Interests	Percent of Class
AIMCO Properties L.P.	1,753.2	22.58%
          AIMCO Properties, L.P. is indirectly ultimately owned by AIMCO. Its business address is 4582 S. Ulster St., Parkway, Suite 110, Denver, Colorado 80237.
          As of the Record Date, no director or officer of the Corporate General Partner owns, nor do the directors or officers as a whole own, any of the Partnership’s Interests.
          Trading Market. There is not any established trading market for the Interests.

          Investment Portfolio. The following table details the Partnership’s ownership percentages of the local limited partnerships and the cost of acquisition of such ownership. All interests are limited partner interests.

	Local Limited
	Partnership Interest	Original Cost of Ownership
Property	held by Partnership	Interest (in thousands)
Grandview Place Apartments Missoula, MT	99%	$333

Richland Three Rivers Retirement Apartments	99%	280
          Indebtedness. As of December 31, 2009, the Property is encumbered by a first mortgage loan with an aggregate unpaid balance of approximately $1,034,820.
          The Partnership has other accounts payable, accrued expenses and liabilities of $18,670 as of December 31, 2009, including $5,185 of indebtedness to the Corporate General Partner and/or its affiliates.
          Financial Information. Certain Partnership financial information is incorporated by reference to the audited financial statements for the Partnership’s 2009 and 2008 fiscal years set forth in Part II, Item 8 of the Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 filed with the United States Securities and Exchange Commission (the “SEC”) on March 31, 2009 (the “2009 10-K”). See “WHERE YOU CAN FIND MORE INFORMATION.”
THE CORPORATE GENERAL PARTNER’S RECOMMENDATION
          The Corporate General Partner recommends that Limited Partners consent to the Sale and the Amendments. The Corporate General Partner is of the opinion that the Sale and the Amendments are in the best interests of the Partners. See “REASONS FOR THE SALE AND THE PROPSED AMENDMENTS.”

SOLICITATION OF CONSENTS
     Expiration Date. THIS SOLICITATION OF CONSENTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE UNLESS SUCH DATE IS EXTENDED BY THE CORPORATE GENERAL PARTNER IN ITS DISCRETION AS DESCRIBED IN THIS PROXY STATEMENT.
     Extension of Solicitation Period. The Corporate General Partner expressly reserves the right, in its discretion, at any time and from time to time, to extend the period during which consents are solicited hereunder but for no more than sixty (60) days from the date of this Consent Solicitation Statement. Notice of any such extension will promptly be disseminated to the Limited Partners in a manner reasonably designed to inform the Limited Partners of the extension.
     Solicitation. Pursuant to the Partnership Agreement, the written consent of Limited Partners owning in the aggregate more than 50% of the Interests is required to approve the Sale and the Amendments. In accordance with the terms of the Partnership Agreement, the Partnership may treat a failure to respond to the proposal relating to the Amendments as the equivalent of concurrence with the Corporate General Partner’s recommendations.
     The Partnership will bear the cost of preparing, assembling, printing and mailing this Consent Solicitation Statement and the enclosed Consent Form. The Partnership has retained the Solicitation Agent to assist in the solicitation of proxies for an estimated fee of $2,500 plus reimbursement of reasonable expenses. Solicitations may also be made by representatives of the Corporate General Partner, none of whom will receive additional compensation for these solicitations. Consents will be solicited by mail, telephone, e-mail and in person.
     LIMITED PARTNERS WHO DESIRE TO CONSENT TO THE SALE AND/OR THE AMENDMENTS SHOULD MARK THE APPROPRIATE BOX ON THE CONSENT INCLUDED WITH THIS CONSENT SOLICITATION STATEMENT, AND SIGN, DATE AND DELIVER THE CONSENT TO THE SOLICITATION AGENT BY MAIL IN THE SELF- ADDRESSED, POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE, BY OVERNIGHT COURIER OR BY FACSIMILE AT THE ADDRESS OR FACSIMILE NUMBER SET FORTH IN THIS CONSENT SOLICITATION STATEMENT AND ON THE CONSENT, ALL IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED IN THIS CONSENT SOLICITATION STATEMENT AND IN THE CONSENT.
     All Consent Forms that are properly completed, signed and delivered to the Solicitation Agent prior to the Expiration Date and not properly revoked (see “Revocation of Instructions” below) will be given effect in accordance with their respective specifications. IF A CONSENT FORM IS DELIVERED AND NONE OF THE “CONSENTS”, THE “WITHHOLDS CONSENT” OR THE “ABSTAINS” BOX IS MARKED, BUT THE CONSENT FORM IS OTHERWISE PROPERLY COMPLETED

AND SIGNED, THE LIMITED PARTNER WILL BE DEEMED TO HAVE CONSENTED TO THE SALE AND THE AMENDMENTS.
     Consent Forms must be executed in exactly the same manner as the name(s) in which ownership of the Interests are registered. If two or more joint holders hold the Interests to which a Consent Form relates, all these holders should sign the Consent Form. If a Consent Form is signed by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary, agency or representative capacity, this person must so indicate when signing and submit with the Consent Form evidence satisfactory to the Partnership of authority to execute the Consent Form.
     The execution and delivery of a Consent Form will not affect a Limited Partner’s right to sell or transfer the Interests. All Consent Forms received by the Solicitation Agent (and not properly revoked) prior to the Expiration Date will be effective notwithstanding a record transfer of those Interests subsequent to the Record Date. A person who acquires Interests after the Record Date may not consent.
     All questions as to the validity, form and eligibility (including time of receipt) regarding consent procedures will be determined by the Corporate General Partner in its sole discretion, and the Corporate General Partner’s determination will be conclusive and binding. The Partnership reserves the right to reject any or all Consent Forms that are not in proper form. The Partnership also reserves the right to waive any defects, irregularities or conditions of delivery as to particular Consent Forms. Unless waived, all defects or irregularities in connection with the delivery of Consent Forms must be cured within the time the Corporate General Partner determines. Neither the Corporate General Partner nor any of its affiliates or any other persons are under any duty to give any notification of any of these defects, irregularities or waivers, nor must any of them incur any liability for failure to give this notification. Deliveries of Consent Forms will not be deemed to have been made until any irregularities or defects in the Consent Form have been cured or waived. The Corporate General Partner’s interpretations of the terms and conditions of this solicitation must be conclusive and binding.
     Revocation of Instructions. Any Limited Partner who has delivered a Consent Form to the Solicitation Agent may revoke the instructions set forth in the Consent Form by delivering to the Solicitation Agent a written notice of revocation prior to 5:00 p.m., New York City time, on the Expiration Date. In order to be effective, a notice of revocation of the instructions set forth in a Consent Form must (a) contain the name of the person who delivered the Consent Form, (b) be in the form of a subsequent Consent Form marked either as “CONSENTS”, “WITHHOLDS CONSENT” or “ABSTAINS,” as the case may be, or in a writing delivered to the Solicitation Agent stating that the prior Consent Form is revoked, (c) be signed by the Limited Partner in the same manner as the original signature on the Consent Form, and (d) be received by the Solicitation Agent prior to 5:00 p.m. New York City time, on the Expiration Date at one of its addresses or the fax number set forth on the Consent Form. A purported notice of revocation that lacks any of the required information, is dispatched to an improper address or fax number or is not received in a timely manner will not be effective to revoke the instructions set forth in a Consent Form previously given. A revocation of the instructions set forth in a Consent Form can only be accomplished in accordance with these procedures. A LIMITED PARTNER MAY NOT REVOKE THE INSTRUCTIONS SET FORTH IN THE CONSENT FORM AFTER 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
     No Appraisal Rights. Limited Partners of the Partnership are not entitled to dissenters’ appraisal rights under applicable law or the Partnership Agreement in connection with the Sale or the Amendments.
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS
     Only one Consent Solicitation Statement is being delivered to multiple Limited Partners sharing an address unless the Partnership has received contrary instructions from one or more of the Limited Partners.
     The Partnership undertakes to deliver promptly upon written or oral request a separate copy of this Consent Solicitation Statement, including copies of all documents incorporated by reference into this Consent Solicitation Statement, to a Limited Partner at a shared address to which the Partnership delivered a single copy of the Consent Solicitation Statement. If a Limited Partner wishes to receive a separate copy of this Consent Solicitation Statement, the Limited Partner may contact the Partnership c/o The Altman Group, 1200 Wall Street, 3rd Floor, Lyndhurst, New Jersey 07071; telephone: (800) 217-9608; facsimile: (201) 460-0050.
     A Limited Partner may also use the above telephone number, facsimile number or mailing address to notify the Partnership that Limited Partners sharing an address request delivery of a single copy of this Consent Solicitation Statement if they are receiving multiple copies of the Consent Solicitation Statement.
PRO FORMA
FINANCIAL INFORMATION
     Included with this Consent Solicitation are unaudited pro forma balance sheet and statements of operations, reflecting the operations of the Partnership as if the Seller had sold the Property for the periods indicated in the financial statements (attached hereto as Exhibit C).
WHERE YOU CAN FIND MORE INFORMATION
     Certain financial information relating to the Partnership is hereby incorporated by reference to the Partnership’s audited financial statements for its 2009 and 2008 fiscal years set forth in Part II, Item 8 of the Partnership’s 2009 10-K.
     The Partnership files its reports, proxy statements and other information electronically with the SEC. A Limited Partner may read and copy any reports, statements or other information that the Partnership files at the SEC’s public reference room in Washington, D.C. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC also maintains a site on the World

Wide Web at http://www.sec.gov that contains reports, proxy and consent solicitation statements and other information regarding registrants that file electronically with the SEC.
     A Limited Partner can obtain any document incorporated by reference in this Consent Solicitation Statement through the Partnership or the SEC or the SEC’s internet site described above. Documents incorporated by reference are available from the Partnership without charge, excluding all exhibits unless specifically incorporated by reference as exhibits in this Consent Solicitation Statement. Limited Partners may obtain documents incorporated by reference in this Consent Solicitation Statement without charge by making a written or oral request to the Partnership c/o The Altman Group, 1200 Wall Street, 3rd Floor, Lyndhurst, New Jersey 07071; telephone: (800) 217-9608; facsimile: (201) 460-0050.
     If a Limited Partner wishes to request documents from the Partnership, please do so by                   , 2010, to receive them before the Expiration Date. If a Limited Partner requests any incorporated documents, they will be mailed by first-class mail, or other equally prompt means, within one business day of receipt of the request.
THE SOLICITATION AGENT FOR THIS CONSENT SOLICITATION IS:
THE ALTMAN GROUP, INC.

By Mail:	By Overnight Courier:	By Hand:
1200 Wall Street 3rd Floor Lyndhurst, New Jersey 07071	1200 Wall Street 3rd Floor Lyndhurst, New Jersey 07071	1200 Wall Street 3rd Floor Lyndhurst, New Jersey 07071

By Facsimile:	For Information please call:

(201) 460-0050	TOLL FREE (800) 217-9608

EXHIBIT A
AMENDMENT TO PARTNERSHIP AGREEMENT

FIRST AMENDMENT TO
RESTATED CERTIFICATE AND AGREEMENT OF
LIMITED PARTNERSHIP
OF
REAL ESTATE ASSOCIATES LIMITED V, A CALIFORNIA LIMITED PARTNERSHIP
     This First Amendment (the “First Amendment”) to the Restated Certificate and Agreement of Limited Partnership of Real Estate Associates Limited V, a California limited partnership (the “Partnership”), is made and entered into as of            , 2010.
RECITALS:
     WHEREAS, the Partnership was formed on May 7, 1982;
     WHEREAS, the General Partners and the Limited Partners (sometimes collectively referred to as the “Partners”) have entered into the Restated Certificate and Agreement of Limited Partnership (the “Partnership Agreement”);
     WHEREAS, in accordance with the terms of the Partnership Agreement, the Limited Partners have approved the terms of this First Amendment; and
     WHEREAS, the Partners desire to amend the Partnership Agreement as set forth below.
     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises and covenants contained in this First Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the General Partners and the Limited Partners hereby agree as follows:
AGREEMENT:
1. Section 9.3(d). Section 9.3(d) of the Partnership Agreement is hereby amended and restated in its entirety to read as follows:
“the Partnership will not sell any Project or Project Interest, except pursuant to exempted sales to qualified tenant groups, if the cash proceeds would be less than the taxes at the then maximum state and federal tax rates, and upon any sales or refinancing the Partnership shall not reinvest any proceeds thereof prior to distributing to the Partners from the proceeds sufficient cash to pay the state and federal tax at the then maximum rates (and may distribute to the Partners the balance of the proceeds), and in no event will the Partnership reinvest such proceeds; provided, however, that the General Partners shall have the right, in their sole and absolute discretion, to sell the last remaining Project (or Project Interests related to the last remaining Project) without complying with the terms and conditions set forth in this Section 9.3(d);”
2. Section 9.3(t). Section 9.3(t) of the Partnership Agreement is hereby amended and restated in its entirety to read as follows:
“the Partnership shall not sell all or substantially all of the Partnership’s assets without obtaining the consent of Limited Partners owning a majority of the outstanding Limited Partnership Interests; provided, however, that the General Partners shall have the right, in their sole and absolute discretion, to sell the last remaining Project (or Project Interests related to the last remaining Project) without obtaining the consent of the Limited Partners.”
3. Full Force and Effect and Ratification. Except as expressly set forth herein, all of the terms and provisions of the Partnership Agreement shall remain unchanged, unmodified and in full force and effect, and the Partnership Agreement shall be read together and construed with this First Amendment. In the event of a conflict between the Partnership Agreement and this First Amendment, the terms of this First Amendment shall control. All of the terms and provisions of the Partnership Agreement, as herein modified, are hereby ratified and reaffirmed.
4. Further Acts. The General Partners are hereby authorized, on behalf and in the name of the Partnership, to take such action as necessary or advisable to effect this First Amendment.
5. Capitalized Terms. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Partnership Agreement.
6. Counterparts; Facsimile Signatures. This First Amendment may be executed in several counterparts, and each counterpart shall be binding on all parties hereto, notwithstanding that all of the parties are not signatory to an original or same counterpart. This First Amendment may be executed by facsimile signature.
7. Governing Law. This First Amendment shall be governed by the laws of the state of California, without regard to choice of law rules.
8. Severability. The provisions of this First Amendment are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, and not any other clause or provision of this First Amendment.

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          IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as of the date first above written.

GENERAL PARTNERS:
By:
Name:
Title:

By:
Name:
Title:

LIMITED PARTNERS:
See Real Estate Associates Limited V Consent Form, attached to the Consent Solicitation, dated            , 2010.

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EXHIBIT B
LEGAL OPINION

10100 Santa Monica Blvd. Suite 2200 Los Angeles, CA 90067	Main 310.282.2000 Fax 310.282.2200
     , 2010
Real Estate Associated Limited V
55 Beattie Place
P.O. Box 1089
Greenville, South Carolina 29602
Re: Legal Opinion
Ladies and Gentlemen:
     We have acted as special counsel to Real Estate Associates Limited V, a California limited partnership (the “Company”) in connection the sale of Three Rivers Retirement Apartments.
     In rendering the opinion expressed herein, we have reviewed such matters of law as we have deemed necessary and have examined copies of the following agreements, instruments, documents and records:
     (i) the Company’s Restated Certificate and Agreement of Limited Partnership (the “Partnership Agreement”);
     (ii) the Company’s First Amendment to the Partnership Agreement (the “First Amendment”); and
     (iii) the Company’s Consent Solicitation, dated as of          , 2010.
     The documents listed above as Items (i) through (iii) are collectively referred to as the “Documents.”
     In rendering the opinions expressed herein, we have assumed, with your permission, the genuineness and authenticity of all Documents examined by us and of all signatures thereon; the legal capacity of all natural persons executing such Documents; the conformity to original documents of all Documents submitted to us as certified or conformed copies or photocopies; and the completeness and accuracy of the representations and warranties made by each party in the Documents. We have made no independent factual investigation with regard to any such matters, and, in particular, we have not conducted (i) any independent investigation or review of any documents, instruments or agreements other than the Documents, (ii) any inquiry into the existence or nonexistence of any facts other than those disclosed in the Documents, (iii) any review of any files of the holders of any securities of the Company or (iv) any review of the records of any court or other public agency.

, 2010 Page 2
     Based upon the foregoing, but subject to the limitations and qualifications contained herein, we are of the opinion the First Amendment, if duly authorized and approved by the general partners and the limited partners owing not less than fifty percent (50%) of the outstanding limited partnership interests, in accordance with the terms of the Partnership Agreement, will not contravene any provision of the Uniform Limited Partnership Act of 2008, as in effect in the State of California.
     The foregoing opinion is subject to the following qualifications:
     In rendering the foregoing opinion, we have not examined any federal or state laws of the United States other than the laws of the Uniform Limited Partnership Act of 2008, as in effect in the State of California.
     Nothing in this opinion should be interpreted as expressing any opinion with respect to any matter or agreement as of any date later than the date of this opinion, and we do not undertake to inform you of any change in fact or law after the date of this opinion pertaining to any matter referred to herein or to modify, further qualify, limit or withdraw our opinion as a result of any such change.
     This opinion is rendered solely for the benefit of the Company. This opinion may not be relied upon by any other person, firm or entity for any purpose and no copies of all or any portion of this opinion may be furnished to any other person, firm or entity or reproduced, quoted, circulated, filed publicly or referred to in any other document without our prior written consent.

Very truly yours, Loeb & Loeb LLP

EXHIBIT C
PRO FORMA
FINANCIAL INFORMATION

UNAUDITED PRO FORMA FINANCIAL STATEMENTS
     Unaudited pro forma financial information is presented to show how the Sale might have affected the Partnership’s historical financial statements if the Sale had been consummated at an earlier time.
     The unaudited pro forma financial statements have been prepared based on certain pro forma adjustments to the Partnership’s historical financial statements for the years ended December 31, 2009 and 2008. The pro forma adjustments are based upon available information and certain assumptions that the Corporate General Partner believes are reasonable under the circumstances. The pro forma adjustments to the historical statements of operations assume that the Sale was consummated on January 1, 2008. The pro forma adjustments to the historical balance sheet as of December 31, 2009 assume that the Sale was consummated on that date.
     The unaudited pro forma financial information is for illustrative and informational purposes only and does not purport to be indicative of the financial position and the results of operations that would have actually been achieved had the Sale occurred for the periods indicated or results which may be achieved in the future.
     This pro forma information should be read in conjunction with the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2009.

REAL ESTATE ASSOCIATES LIMITED V
PRO FORMA BALANCE SHEET
As of December 31, 2009
     The following unaudited pro forma balance sheet is presented as if the Sale had been consummated on December 31, 2009. This unaudited pro forma balance sheet should be read in conjunction with the historical financial statements of the Partnership for the year ended December 31, 2009 included in the Partnership’s report on Form 10-K for the fiscal year ended December 31, 2009 and the accompanying notes to the pro forma financial statements.
     The pro forma balance sheet is unaudited and is not necessarily indicative of what the actual financial position of the Partnership would have been had the Sale actually occurred on December 31, 2009, nor does it purport to represent the financial position of the Partnership as of future dates.

	Pro Forma Adjustments
	Historical	Sale		Distribution		Pro Forma
	(a)	(b)		(c)
Assets:
Cash and cash equivalents	$44	$495	(1)	$(335)	(2)	$204
Investments in and advances to local limited partnerships	—					—
Receivables-limited partners	2					2

	$46	$495		$(335)		$206

Liabilities and Partners’ Capital:
Liabilities:
Accounts payable and accrued expenses	$21					$21
Partners’ Capital	25	$495	(1)	$(335)	(2)	185

	$46	$495		$(335)		$206

See accompanying notes to the pro forma financial statements.

REAL ESTATE ASSOCIATES LIMITED V
PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2009
     The following unaudited pro forma statement of operations is presented as if the Sale had been consummated on January 1, 2008. This unaudited pro forma statement of operations should be read in conjunction with the historical financial statements of the Partnership for the year ended December 31, 2009 included in the Partnership’s report on Form 10-K for the fiscal year ended December 31, 2009 and the accompanying notes to the pro forma financial statements.
     The pro forma statement of operations is unaudited and is not necessarily indicative of what the actual results would have been had the Sale actually occurred on January 1, 2008, nor does it purport to represent the operations of the Partnership as of future periods.

	Pro Forma
	Adjustments
	Historical	Sale		Pro Forma
	(a)	(b)
	(in thousands, except per limited partnership interest data)
Revenue:
Interest income	$—			$—

Operating expenses:
Legal and accounting	36			36
Management fees – Corporate General Partner	5	$(2	) (1)	3
Administrative	9			9
Total expenses	50	(2)		48

Loss from operations	(50)	2		(48)
Distributions in excess of investment in local limited partnerships	16	(6	) (2)	10

Net loss	$(34)	$(4)		$(38)

Net loss allocated to general partners	$—	$—		$—
Net loss allocated to limited partners	(34)	(4)		(38)

	$(34)	$(4)		$(38)

Net loss per limited partnership interest	$(4.37)	$(0.52)		$(4.89)

See accompanying notes to the pro forma financial statements.

REAL ESTATE ASSOCIATES LIMITED V
PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008
     The following unaudited pro forma statement of operations is presented as if the Sale had been consummated on January 1, 2008. This unaudited pro forma statement of operations should be read in conjunction with the historical financial statements of the Partnership for the year ended December 31, 2009 included in the Partnership’s report on Form 10-K for the fiscal year ended December 31, 2009 and the accompanying notes to the pro forma financial statements.
     The pro forma statement of operations is unaudited and is not necessarily indicative of what the actual results would have been had the Sale actually occurred on January 1, 2008, nor does it purport to represent the operations of the Partnership as of future periods.

		Pro Forma
	Adjustments
	Historical	Sale		Pro Forma
	(a)	(b)
	(in thousands, except per limited partnership interest data)
Revenue:
Interest income	$2	$2	(1)	$4

Operating expenses:
Legal and accounting	38			38
Management fees – Corporate General	5	(2)	(2)	3
Administrative	12			12

Total expenses	55	(2)		53
Loss from operations	(53)	4		(49)
Distributions in excess of investment in local limited partnerships	16	479	(3)	495

Net (loss) income	$(37)	$483		$446

Net income allocated to general partners	$—	$4		$4
Net (loss) income allocated to limited partners	(37)	479		442

	$(37)	$483		$446

Net (loss) income per limited partnership interest	$(4.76)	$61.61		$56.85

See accompanying notes to the pro forma financial statements.

REAL ESTATE ASSOCIATES LIMITED V
NOTES TO PRO FORMA FINANCIAL STATEMENTS
(Unaudited)
(in thousands)
Pro Forma Balance Sheet as of December 31, 2009
(a)	Reflects the historical balance sheet of the Partnership as of December 31, 2009.

(b)	Reflects the Sale of the Property by the Seller on December 31, 2009.
(1)	Reflects receipt of the Partnership’s estimated share of the proceeds from the Sale.
(c)	Reflects a distribution by the Partnership from its estimated share of the proceeds from the Sale.
(2) Reflects the estimated distribution to the limited partners of the Partnership from its share of the proceeds from the Sale.
Pro Forma Statement of Operations – For the Year Ended December 31, 2009
(a)	Reflects the historical statement of operations of the Partnership for the year ended December 31, 2009.

(b)	Reflects the Sale of the Property by the Seller on January 1, 2008.
(1)	Reflects the decrease in the annual management fee payable to an affiliate of the Corporate General Partner.

(2)	Reflects the removal of the actual operating distribution received from the Seller during the year ended December 31, 2009 as amount would not have been received if the Sale had been consummated on January 1, 2008.
Pro Forma Statement of Operations – For the Year Ended December 31, 2008
(a)	Reflects the historical statement of operations of the Partnership for the year ended December 31, 2008.

(b)	Reflects the Sale of the Property by the Seller on January 1, 2008.
(1)	Reflects the estimated increase in interest income due to a portion of the proceeds received by the Partnership being held in reserve and earning interest.

(2)	Reflects the decrease in the annual management fee payable to an affiliate of the Corporate General Partner.

(3)	Reflects the receipt of $495 which represents the Partnership’s estimated share of the proceeds from the Sale partially offset by $16 which is the removal of the actual operating distribution received from the Seller during the year ended December 31, 2009, as this amount would not have been received if the Sale had been consummated on January 1, 2008.

REAL ESTATE ASSOCIATES LIMITED V
c/o The Altman Group, Inc.
1200 Wall Street
3rd Floor
Lyndhurst, New Jersey 07071
CONSENT OF LIMITED PARTNER
     The undersigned, a Limited Partner of Real Estate Associates Limited V, a California limited partnership (the “Partnership”), and the owner of a limited partner interest in the Partnership (the “Interests”), acting with respect to all of the Interests in the Partnership owned by the undersigned, hereby:

[ ]Consents	[ ]Withholds Consent	[ ]Abstains
to the Sale on the terms described in the Proxy Statement, dated            , 2010.

[ ]Consents	[ ]Withholds Consent	[ ]Abstains
to the Amendments to the Partnership Agreement on the terms described in the Proxy Statement, dated      2010.
     This Consent Form is solicited by the Corporate General Partner. The Corporate General Partner recommends that Limited Partners consent to the Sale and the Amendments. IF NO ELECTION IS SPECIFIED, AN OTHERWISE PROPERLY COMPLETED AND SIGNED CONSENT WILL BE DEEMED A CONSENT TO THE SALE AND THE AMENDMENTS. IN ACCORDANCE WITH THE TERMS OF THE PARTNERSHIP AGREEMENT, THE PARTNERSHIP MAY TREAT A FAILURE TO RESPOND TO THE PROPOSAL RELATING TO THE AMENDMENTS AS THE EQUIVALENT OF CONCURRENCE WITH THE CORPORATE GENERAL PARTNER’S RECOMMENDATIONS.
     The undersigned hereby acknowledges receipt of the Consent Solicitation Statement. Capitalized terms used in this Consent Form and not defined in this Consent Form have the meanings set forth in the Consent Solicitation Statement, dated      , 2010, of the Partnership (the “Consent Solicitation Statement”).
     A fully completed, signed and dated copy of this Consent Form should be sent to the Solicitation Agent by mail or overnight courier to the appropriate address specified below, or by fax to the fax number specified below, prior to 5:00 p.m., New York City time on the Expiration Date.
     Completed and signed consents should be sent to The Altman Group, Inc. by mail or overnight courier at 1200 Wall Street, 3rd Floor, Lyndhurst, New Jersey 07071; or by fax at (201) 460-0050.

Dated:	By:

Please Print Name

Please sign exactly as you hold your Interests. When signing as an attorney-in-fact, executor, administrator, trustee or guardian, please give your full title. If an interest is jointly held, each holder should sign. If a corporation, please sign in full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by a duly authorized person.